Exhibit 99.3 2Q19 Supplemental Slides John McCallion Chief Financial Officer

Cautionary Statement on Forward-Looking Statements This presentation may contain or refer to forward-looking statements. Forward-looking statements give expectations or forecasts of the future using terms such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” and other terms tied to future periods. Results could differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements are based on assumptions and expectations. They involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. The company has no obligation to correct or update any forward-looking statement. Parts of this presentation may include additional information on forward- looking statements. 2

Table of Contents

	Page
Explanatory Note on Non-GAAP Financial Information and Reconciliations..........	4
Net Income (Loss) to Adjusted Earnings..........	5
Notable Items..........	6
Adjusted Earnings ex. Total Notable Items by Segment..........	7
Variable Investment Income..........	8
Direct Expense Ratio..........	9
Estimated Impact from Low Interest Rates..........	10
Cash & Capital..........	11

MetLife

3

Explanatory Note on Non-GAAP Financial Information and Reconciliations

Explanatory Note on Non-GAAP Financial Information Any references in this presentation (except in this Explanatory Note on Non- GAAP Financial Information and Reconciliations) to: Should be read as, respectively: (i) net income (loss); (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) adjusted earnings; and (ii) adjusted earnings available to common shareholders; and (iii) adjusted earnings per share. (iii) adjusted earnings available to common shareholders per diluted common share. In this presentation, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:      Non-GAAP financial measures: Comparable GAAP financial measures: (i) adjusted premiums, fees and other revenues; (i) premiums, fees and other revenues; (ii) adjusted premiums, fees and other revenues, excluding pension risk transfer (PRT); (ii) premiums, fees and other revenues; (iii) capitalization of deferred policy acquisition costs (DAC), as reported on an adjusted (iii) capitalization of DAC; basis; (iv) other expenses, as reported on an adjusted basis; (iv) other expenses; (v) adjusted earnings available to common shareholders; (v) net income (loss) available to MetLife, Inc.’s common shareholders; (vi) adjusted earnings available to common shareholders, excluding total notable items; (vi) net income (loss) available to MetLife, Inc.’s common shareholders; (vii) adjusted earnings available to common shareholders per diluted common share; (vii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (viii) adjusted earnings available to common shareholders, excluding total notable items, per (viii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted diluted common share; common share; (ix) free cash flow of all holding companies; (ix) MetLife, Inc. (parent company only) net cash provided by (used in) operating activities; (x) adjusted expense ratio; (x) expense ratio; (xi) adjusted expense ratio, excluding total notable items related to other expenses and (xi) expense ratio; PRT; (xii) direct expense ratio; and (xii) expense ratio; and (xiii) direct expense ratio, excluding total notable items related to direct expenses and PRT. (xiii) expense ratio. 4(i)

Explanatory Note on Non-GAAP Financial Information (Continued) Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period and applied to the comparable prior period. Reconciliations of these non-GAAP financial measures to the most directly comparable historical GAAP financial measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings; • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its Business Plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (Divested businesses). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting the Company’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   4(ii)

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (Unearned revenue adjustments) and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); • Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (Investment hedge adjustments), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed equity securities, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees). The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   • Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities; • Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (Regulatory implementation costs) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio, adjusted expense ratio and related measures • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. 4(iii)

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional information is relevant to an understanding of MetLife’s performance results: • MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. 4(iv)

Reconciliations

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders

(In millions, except per share data)	2Q19	2Q19 Earnings Per Weighted Average Common Share Diluted[1]	2Q18	2Q18 Earnings Per Weighted Average Common Share Diluted[1]
Net Income (loss) available to MetLife, Inc.'s common shareholders	$ 1,684	$ 1.77	$ 845	$ 0.83
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:				
Less: Net investment gains (losses)	61	0.06	(227)	(0.22)
Less: Net derivative gains (losses)	724	0.76	(59)	(0.06)
Less: Other adjustments to continuing operations[2]	(179)	(0.18)	(233)	(0.23)
Less: Provision for income tax (expense) benefit	(236)	(0.24)	41	0.04
Add: Net income (loss) attributable to noncontrolling interests	5	0.01	3	—
Adjusted earnings available to common shareholders	1,319	1.38	1,326	1.30
Less: Total notable items	(70)	(0.07)	(62)	(0.06)
Adjusted earnings available to common shareholders, excluding total notable items	$ 1,389	$ 1.46	$ 1,388	$ 1.36
Adjusted earnings available to common shareholders on a constant currency basis	$ 1,319	$ 1.38	$ 1,296	$ 1.27
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 1,389	$ 1.46	$ 1,358	$ 1.33
Weighted average common shares outstanding - diluted		952.9		1,023.8

MetLife

[1]Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal the sum of (i) adjusted earnings available to common shareholders per diluted common share and (ii) total notable items per diluted common share.
[2] Includes investment hedge adjustments.

4(vi)

Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items

2Q19

(In millions)	U.S.[1]	Group Benefits[1]	Retirement and Income Solutions[1]	Property & Casualty[1]	Asia	Latin America	EMEA	MetLife Holdings[1]	Corporate & Other[1]
Adjusted earnings available to common shareholders	$ 732	$ 311	$ 351	$ 70	$ 359	$ 159	$ 77	$ 299	$ (307)
Less: Total notable items	—	—	—	—	—	—	—	—	(70)
Adjusted earnings available to common shareholders, excluding total notable items	$ 732	$ 311	$ 351	$ 70	$ 359	$ 159	$ 77	$ 299	$ (237)
Adjusted earnings available to common shareholders on a constant currency basis					$ 359	$ 159	$ 77		
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis					$ 359	$ 159	$ 77		

2Q18

(In millions)	U.S.[1]	Group Benefits[1]	Retirement and Income Solutions[1]	Property & Casualty[1]	Asia	Latin America	EMEA	MetLife Holdings[1]	Corporate & Other[1]
Adjusted earnings available to common shareholders	$ 671	$ 261	$ 347	$ 63	$ 363	$ 145	$ 86	$ 280	$ (219)
Less: Total notable items	—	—	—	—	—	—	—	—	(62)
Adjusted earnings available to common shareholders, excluding total notable items	$ 671	$ 261	$ 347	$ 63	$ 363	$ 145	$ 86	$ 280	$ (157)
Adjusted earnings available to common shareholders on a constant currency basis					$ 352	$ 135	$ 77		
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis					$ 352	$ 135	$ 77		

MetLife

[1]*Results on a constant currency basis are not included as constant currency impact is not significant.*

4(vii)

Expense Detail and Ratios

(In millions, except ratio data)

	2015	2016	2017	2018	Q1 2019	Q2 2019
Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis						
Capitalization of DAC	$ (3,319)	$ (3,152)	$ (3,002)	$ (3,254)	$ (812)	$ (837)
Less: Divested businesses and lag elimination[1]	120	(1)	34	(1)	—	—
Capitalization of DAC, as reported on an adjusted basis	$ (3,439)	$ (3,151)	$ (3,036)	$ (3,253)	$ (812)	$ (837)
Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis						
Other expenses	$ 14,105	$ 13,295	$ 12,953	$ 12,927	$ 3,189	$ 3,274
Less: Noncontrolling interest	(13)	(6)	(12)	(10)	(6)	(6)
Less: Regulatory implementation costs	2	1	—	11	3	7
Less: Acquisition, integration and other costs	28	64	65	24	23	6
Less: TSA fees	—	—	—	305	68	69
Less: Divested businesses and lag elimination[1]	265	296	491	68	—	6
Other expenses, as reported on an adjusted basis	$ 13,823	$ 12,940	$ 12,409	$ 12,529	$ 3,101	$ 3,192
Other Detail and Ratios						
Other expenses	$ 14,105	$ 13,295	$ 12,953	$ 12,927	$ 3,189	$ 3,274
Capitalization of DAC	(3,319)	(3,152)	(3,002)	(3,254)	(812)	(837)
Other expenses, net of capitalization of DAC	$ 10,786	$ 10,143	$ 9,951	$ 9,673	$ 2,377	$ 2,437
Premiums, fees and other revenues	$ 43,900	$ 44,370	$ 45,843	$ 51,222	$ 11,264	$ 12,019
Expense ratio	24.6%	22.9%	21.7%	18.9%	21.1%	20.3%
Direct expenses	$ 6,444	$ 5,754	$ 6,006	$ 5,874	$ 1,420	$ 1,485
Less: Total notable items related to direct expenses	362	79	296	214	70	88
Direct expenses, excluding total notable items related to direct expenses	$ 6,082	$ 5,675	$ 5,710	$ 5,660	$ 1,350	$ 1,397
Other expenses, as reported on an adjusted basis	$ 13,823	$ 12,940	$ 12,409	$ 12,529	$ 3,101	$ 3,192
Capitalization of DAC, as reported on an adjusted basis	(3,439)	(3,151)	(3,036)	(3,253)	(812)	(837)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$ 10,384	$ 9,789	$ 9,373	$ 9,276	$ 2,289	$ 2,355
Less: Total notable items related to other expenses, as reported on an adjusted basis	362	507	377	214	70	88
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$ 10,022	$ 9,282	$ 8,996	$ 9,062	$ 2,219	$ 2,267
Adjusted premiums, fees and other revenues	$ 44,329	$ 44,479	$ 46,200	$ 50,778	$ 11,167	$ 11,900
Less: PRT	1,740	1,761	3,305	6,894	(2)	556
Adjusted premiums, fees and other revenues, excluding PRT	$ 42,589	$ 42,718	$ 42,895	$ 43,884	$ 11,169	$ 11,344
Direct expense ratio	14.5%	12.9%	13.0%	11.6%	12.7%	12.5%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	14.3%	13.3%	13.3%	12.9%	12.1%	12.3%
Adjusted expense ratio	23.4%	22.0%	20.3%	18.3%	20.5%	19.8%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	23.5%	21.7%	21.0%	20.6%	19.9%	20.0%

MetLife

[1] *For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife's Japan operations to calendar year end reporting without retrospective application of this change to prior periods.*

4(viii)

Premiums, Fees and Other Revenues (In millions) 2015 2016 2017 2018 Q1 2019 Q2 2019 Total Company - Premiums, Fees and Other Revenues Premiums, fees and other revenues $ 43,900 $ 44,370 $ 45,843 $ 51,222 $ 11,264 $ 12,019 Less: Unearned revenue adjustments 7 30 12 (7) — 20 Less: GMIB fees 97 124 125 120 27 28 Less: Settlement of foreign currency earnings hedges (37) 4 22 19 2 2 Less: TSA fees — — — 305 68 69 Less: Divested businesses and lag elimination1 (496) (267) (516) 7 — — Adjusted premiums, fees and other revenues $ 44,329 $ 44,479 $ 46,200 $ 50,778 $ 11,167 $ 11,900 1For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods. 4(ix)

Net Income (Loss) to Adjusted Earnings ($ in millions) – Post-tax 2Q19 Net Income (Loss) $1,684 Less: Net Investment Gains (Losses)1 8 Net Derivative Gains (Losses) 572 Investment Hedge Adjustments (93) Other (122) Adjusted Earnings $1,319 1 Net investment gains (losses) includes a $140 million post-tax loss of our expected Hong Kong disposition, of which $40 million represents the net tax charge reported in provision for income tax expense (benefit). See Explanatory Note on Non-GAAP Financial Information and Reconciliations (Explanatory Note) for non-GAAP financial 5 information, definitions and/or reconciliations.

Notable Items Post-tax 2Q19 Per Share $ in millions Impact1 Adjusted Earnings $1,319 $1.38 Less Notable Items: Expense Initiative Costs (70) (0.07) Adjusted Earnings, ex. Total Notable Items $1,389 $1.46 1 The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 6

Adjusted Earnings ex. Total Notable Items by Segment ($ in millions) – Post-tax % % Change 1 2Q19 2Q18 Change (Constant Rate) Highlights Group Benefits $311 $261 19% + Expense Margins; + Volume Growth + Underwriting Margins; + Volume Growth; Retirement and Income Solutions 351 347 1% - Investment Margins Property & Casualty 70 63 11% + Underwriting Margins U.S. $732 $671 9% + Volume Growth; + Investment Margins; Asia 359 363 (1%) 2% + Taxes; - Expense Margins; - Underwriting Margins Latin America 159 145 10% 18% + Capital Markets; + Volume Growth + Underwriting Margins; + Investment Margins; EMEA 77 86 (10%) —% + Volume Growth; - Expense Margins MetLife Holdings 299 280 7% + Expense Margins Corporate & Other (237) (157) (51%) - Make-whole Fee; - Loss on a Sale; - Taxes Adjusted Earnings, ex. Total Notable Items $1,389 $1,388 —% 2% Adjusted EPS, ex. Total Notable Items $1.46 $1.36 7% 10% 1 To be discussed on MetLife, Inc.'s second quarter 2019 earnings conference call and audio webcast. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 7

Variable Investment Income (VII) ($ in millions) - Pre-tax $508 $334 $280 $268 $237 $176 $174 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 1H19 $200 - $250 Quarterly VII Target Range 8

Steady Progress Toward Achieving Expense Targets; 1H19 Aided by Favorable Items Direct Expense Ratio 14.3% -140bps 13.3% 13.3% 12.9% 12.3% 12.1% 2015 2016 2017 2018 1Q19 2Q19 Note: Direct expense ratio, excluding total notable items related to direct expenses and PRT. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 9

Estimated Impact from Low Interest Rates • Adjusted earnings impact from interest rate stress scenario1 largely unchanged • Free cash flow target2 holds at 1.5% to 4.5% 10-YR U.S. Treasury • Hypothetical impact if long-term interest rate assumption changes from 4.25%3: Assumption Change Impact to Net Income GAAP Loss Recognition ($ in millions - Post-tax) -25 bps $(50) No -50 bps $(100) No -75 bps $(150) No 1 As disclosed in “Item. 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in MetLife, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 MD&A”). 2 As disclosed in the 2018 MD&A, the target average ratio of free cash flow to adjusted earnings over the two-year period of 2019 and 2020 is expected to be 65% to 75%. 3 Included in the assumptions that the Company used to measure its insurance contract liabilities, DAC and related actuarial items for its U.S. and MetLife Holdings segments, as of December 31, 2018,  is the assumption that the 10-year Treasury rate will rise to 4.25% in 8 years, by 2026, and remain level afterwards. The hypothetical impact illustrated is the estimated effect of the assumed rate of 4.25% being reduced by the amounts indicated. 10

Cash & Capital • Holding Companies Cash & Liquid Assets1 $5.4B $4.5B $4.2B $3.0B $3.2B $3.0B to $4.0B Cash Buffer 2Q18 3Q18 4Q18 1Q19 2Q19 • 2018 Combined U.S. Risk Based Capital Ratio2 of 402%; above 360% target • Japan Solvency Margin Ratio of 890% at 3/31/19 1 At quarter-end. 2 NAIC basis. 11